UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 7, 2007

A.C. Moore Arts & Crafts, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-23157	22-3527763

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 A.C. Moore Drive, Berlin, NJ	08009

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (856) 768-4930
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Lawrence H. Fine; Appointment of Rick A. Lepley
On June 8, 2007, Lawrence H. Fine resigned from the positions of President and Chief Operating Officer and member of the Board of Directors of A.C. Moore Arts & Crafts, Inc. (the “Company”). Mr. Fine’s resignation was effective as of June 11, 2007.
On June 13, 2007, Rick A. Lepley, Chief Executive Officer, was appointed President and Chief Executive Officer of the Company.
Shareholder Approval of 2007 Stock Incentive Plan and 2007 Annual Incentive Plan
On June 7, 2007, at the Annual Meeting of Shareholders, the Company’s shareholders approved the A.C. Moore Arts & Crafts, Inc. 2007 Stock Incentive Plan and 2007 Annual Incentive Plan (together, the “Plans”). Descriptions of the Plans are incorporated herein by reference from pages 45-58 of the Company’s Proxy Statement in connection with the June 7, 2007 Annual Meeting of Shareholders. The 2007 Stock Incentive Plan is attached as Exhibit 10.6 to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 8, 2007 and the 2007 Annual Incentive Plan is attached as Appendix B to the Proxy Statement in connection with the Annual Meeting.

Item 7.01	Regulation FD Disclosure.
On June 11, 2007, the Company issued a press release announcing Mr. Fine’s resignation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1(1)	A.C. Moore Arts & Crafts, Inc. 2007 Stock Incentive Plan.

10.2(2)	A.C. Moore Arts & Crafts, Inc. 2007 Annual Incentive Plan.

99.1	Press release dated June 11, 2007.

(1)	Incorporated by reference from Exhibit 10.6 to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission (“SEC”) on June 8, 2007.

(2)	Incorporated by reference from Appendix B to the Proxy Statement filed with the SEC on April 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C. MOORE ARTS & CRAFTS, INC.
Date: June 13, 2007	By:	/s/ Amy Rhoades
		Name:	Amy Rhoades
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1(1)	A.C. Moore Arts & Crafts, Inc. 2007 Stock Incentive Plan.

10.2(2)	A.C. Moore Arts & Crafts, Inc. 2007 Annual Incentive Plan.

99.1	Press release dated June 11, 2007.

(1)	Incorporated by reference from Exhibit 10.6 to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission (“SEC”) on June 8, 2007.

(2)	Incorporated by reference from Appendix B to the Proxy Statement filed with the SEC on April 30, 2007.